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                 AIM GLOBAL GROWTH & INCOME FUND: ADVISOR CLASS
                   SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998
                   SUPPLANTING SUPPLEMENT DATED JUNE 23, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM GLOBAL GROWTH & INCOME FUND (THE "FUND"):

Effective June 15, 1998, Michael Lindsell was named a Portfolio Manager for the Fund. Mr. Lindsell has been Head of Investment Strategy for Global Equities for INVESCO (NY), Inc. (the "Sub-adviser") and INVESCO GT Asset Management PLC (London) ("GT London") since 1996. From 1992 to 1996, Mr. Lindsell was Chief Investment Officer for Japan for INVESCO GT Asset Management Asia Ltd. (Hong
Kong) ("GT Asia") and Portfolio Manager for the Sub-adviser. Prior thereto, Mr. Lindsell was a Director of Warburg Asset Management (Tokyo). Effective July 10, 1998, John Nadell also was named a Portfolio Manager for the Fund. Mr. Nadell has been a Portfolio Manager for the Sub-Adviser since July 1998 and for INVESCO GT Asset Management Japan Ltd. (Tokyo) ("GT Tokyo") since 1996. Mr. Nadell joined GT Tokyo in 1994 as an Investment Analyst. Prior thereto, Mr. Nadell was an Investment Analyst at Pacific Equity Management (Oakland, California) from 1990 to 1994. Paul Griffiths remains the other Portfolio Manager for the Fund. GT London, GT Asia and GT Tokyo are affiliates of the Sub-adviser.


                                                                   July 17, 1998